                                                                    EXHIBIT 99.1

Green Tree Financial Corp.
Net Interest Margin Trust 1994-B
June, 1999
Payment: July 15, 1999

               7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                             Cusip #                 393534AB8
                                             Trust Account #         33-31958-0
                                             Distribution Date:   July 15, 1999

                                                                                    Per $1,000
Securitized Net Interest Margin Certificates                                         Original
--------------------------------------------                                       -----------
1.            Amount Available                                        588,052.45

Interest

2.            Aggregate Interest                                      147,776.89    1.59931699

3.            Amount Applied to:
              (a)         accrued but unpaid Interest

4.            Remaining:
              (a)         accrued but unpaid Interest

5.            Monthly Interest                                        147,776.89

Principal

6.            Current month's principal distribution                  440,275.56    4.76488701

7.            Remaining outstanding principal balance              22,149,822.37   239.7166923
              Pool Factor                                             0.23971669

8.            Present value of the projected remaining aggregate
              cashflows of the Finance I Assets and the
              Residual Assets, as of the immediately
              preceding Distribution Date                         425,855,677.00 **

9.            Aggregate principal balance of loans
              refinanced by Green Tree Financial                    1,585,228.84

10.           Weighted average CPR                                        14.47%

11.           Weighted average CDR                                         2.58%

12.           Annualized net loss percentage                               1.22%


13.           Delinquency             30-59 day                            1.00%
                                      60-89 day                            0.29%
                                      90+ day                              0.48%
                                      Total 30+                            1.77%

First Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

**Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 6/15/99.

Green Tree Financial
Net Interest Margin Trust 1994-B
June, 1999
Payment: July 15, 1999

                                             Fee Assets
                          ------------------------------------------------
                              Guarantee         Inside          Fee Asset
                                 Fees            Refi             Total
                          ------------------------------------------------

GTFC 1994-1                   90,350.90        33,852.60       124,203.50
GTFC 1994-2                        0.00             0.00             0.00
GTFC 1994-3                        0.00             0.00             0.00
GTFC 1994-4                        0.00             0.00             0.00
                          ------------------------------------------------

                              90,350.90        33,852.60       124,203.50

Total amount of Guarantee Fees and
     Inside Refinance Payments                                 124,203.50

Subordinated Servicing Fees                                    282,790.14

Payment on Finance 1 Note                                      406,993.64

Allocable to Interest (current)                                      0.00

Allocable to accrued but unpaid Interest                             0.00

Accrued and unpaid Trustee Fees                                      0.00

Allocable to Principal                                               0.00

Finance 1 Note Principal Balance                                     0.00

Green Tree Financial
Net Interest Margin Trust 1994-B
June, 1999
Payment: July 15, 1999

                                             Inside
                               Residual       Refi          Total
                          ------------------------------------------

GTFC 1994-1                         0.00        0.00           0.00
GTFC 1994-2                    10,267.18   26,492.70      36,759.88
GTFC 1994-3                    66,883.79    7,379.71      74,263.50
GTFC 1994-4                    42,583.77   27,451.66      70,035.43
                          ------------------------------------------

                              119,734.74   61,324.07     181,058.81

                       Total Residual and Inside
                           Refinance Payments            181,058.81